EXHIBIT 23.1

                                  EXHIBIT 23.1

                       CONSENT OF INDEPENDENT ACCOUNTANTS

We consent to the inclusion in the registration statement on Form SB-2 (File No. 333-5534) of our report dated March 14, 1997, on our audits of the consolidated financial statements of NeoMedia Technologies, Inc. We also consent to the reference to our firm under the caption "Experts."

                                                       COOPERS & LYBRAND, L.L.P.

Chicago, Illinois
August 18, 1997